Supplement dated September 29, 2025
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2025
On June 26, 2025, the Fund’s Board of Trustees approved certain changes to the Fund’s subadvisers and principal investment strategies that are expected to begin in the fourth quarter of 2025 (the Effective Date). As a result, from and after the Effective Date, MidOcean Credit Fund Management, L.P. (MidOcean) will assume day-to-day management of a portion of the Fund’s portfolio and the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The second paragraph under the heading “Principal Investment Strategies” in the “Summary of the Fund” section of the Fund’s Prospectus and under the heading "Principal Investment Strategies" in the Summary Prospectus is hereby revised as follows:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Investment Management (US) LLC (Manulife), MidOcean Credit Fund Management, L.P. (MidOcean) and TCW Investment Management Company LLC (TCW). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
The rest of the section remains the same.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund’s Prospectus and under the heading "Fund Management" in the Summary Prospectus is hereby revised to add the following:
Subadviser: MidOcean Credit Fund Management, L.P. (MidOcean)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Ryan Dean	Senior Portfolio Manager of MidOcean	Co-Portfolio Manager	Fourth quarter of 2025
Michael Levitin	Portfolio Manager of MidOcean	Co-Portfolio Manager	Fourth quarter of 2025
The rest of the section remains the same.
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund’s Prospectus is hereby revised to add the following:
The MidOcean Sleeve — Dynamic Absolute Return Credit Strategy
MidOcean implements a dynamic, low-duration, long/short approach to liquid U.S. high yield credit. MidOcean utilizes a bottom-up, fundamental approach that targets shorter duration opportunities in high yield bonds enhanced by a mix of relative value trades, select structured credit opportunities and tactical portfolio hedges.
The rest of the section remains the same.
The sixth paragraph under the subsection “The Investment Manager” in the “More Information About the Fund – Primary Service Provider Contracts” section of the Fund's Prospectus is hereby revised to add the following:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with MidOcean will be available in the Fund’s Form N-CSR for the fiscal year ending August 31, 2025.
The rest of the section remains the same.
The information under the “More Information About the Fund — Primary Service Provider Contracts — Subadviser” subsection of the Fund's  Prospectus is hereby revised to add the following:
MidOcean, which has served as a Subadviser to the Fund since September 2025, is located at 245 Park Avenue, 38th Floor, New York, NY 10167. MidOcean, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. MidOcean was founded in 2009 and is a registered investment adviser with the SEC.
The rest of the section remains the same.
SUP100_08_022_(07/25)

The information under the “More Information About the Fund — Primary Service Provider Contracts — Portfolio Managers” subsection of the Fund's Prospectus is hereby revised to add the following:
Subadviser: MidOcean Credit Fund Management, L.P. (MidOcean)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Ryan Dean	Senior Portfolio Manager of MidOcean	Co-Portfolio Manager	Fourth quarter of 2025
Michael Levitin	Portfolio Manager of MidOcean	Co-Portfolio Manager	Fourth quarter of 2025
Mr. Dean joined MidOcean in 2013 and currently serves as a Senior Portfolio Manager for MidOcean’s liquid high yield strategies and as a member of the MidOcean’s Investment Committee. Mr. Dean earned a B.A. from Lehigh University.
Mr. Levitin joined MidOcean in 2015 and currently serves as a Portfolio Manager for MidOcean’s liquid high yield strategies. Mr. Levitin earned an M.B.A. from New York University Stern School of Business, and a B.S. from University of Maryland.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP100_08_022_(07/25)